EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Ultimate Electronics, Inc. (the "Company") on Form 10-K for the year ended January 31, 2003, as filed with the Securities and Exchange Commission on May 16, 2003 (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/S/ J. EDWARD MCENTIRE
------------------------------
J. Edward McEntire
Chief Executive Officer
May 16, 2003



/S/ ALAN E. KESSOCK
------------------------------
Alan E. Kessock
Chief Financial Officer
May 16, 2003


A signed original of this written statement required by Section 906 has been provided to Ultimate Electronics, Inc. and will be retained by Ultimate Electronics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.